1 INDEPENDENT DIRECTOR AGREEMENT THIS INDEPENDENT DIRECTOR AGREEMENT (the “Agreement”) is made as of December 23, 2022, by and between Tricida, Inc., a Delaware corporation (the “Company”), and Auburndale Advisors LLC (“Contractor”). BACKGROUND WHEREAS, the Company desires and has requested that Contractor arrange for Thomas G. FitzGerald (the “Director”) to serve as an independent director of the Company. WHEREAS, the Company and Contractor intend this Agreement to induce the Contractor to arrange for the Director to serve in the capacity set forth above and to set forth certain understandings between the parties. AGREEMENT NOW, THEREFORE, in consideration of the mutual agreements and promises contained herein, and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. TERM. Notwithstanding anything in this Agreement to the contrary, the term of this Agreement (the “Term”) shall commence as of the earliest date that both (i) the Director has been duly appointed by the Company to its board of directors and (ii) the Company has obtained a directors and officers’ insurance policy reasonably acceptable to Director in accordance with Section 6(g) of this Agreement and shall continue until such time as Director’s successor is duly elected and qualified or until Director’s earlier death, resignation or removal. 2. DUTIES. Director shall (i) serve as an independent director of the Company and to be reasonably available to perform the duties consistent with such position pursuant to the Amended and Restated Certificate of Incorporation of the Company, dated June 11, 2020, and the Amended and Restated Bylaws of the Company, as adopted June 22, 2018 and effective as of July 2, 2018, as may be further amended from time to time in accordance with applicable law (together, the “Organizational Documents”) and the laws of the state of Delaware; and (ii) serve as a member of any committee of the Company’s board of directors, if applicable, with the specific scope of duties described in any board-approved documentation establishing such committee (the “Services”). Such Services for the Company shall include, without limitation, participation in telephonic and/or in-person meetings of the Company’s board of directors and such other duties reasonably consistent with acting as a director of a company. Without limiting the generality of the foregoing, Contractor confirms that Director is independent (as such term has been construed under Delaware law with respect to directors of Delaware corporations). By execution of this Agreement, Company agrees to use commercially reasonable efforts to have the Director appointed as a member of the Company’s board of directors as soon as practicable after the date hereof, and Contractor and Director agree to accept Director’s appointment or election as independent Director of the Company, subject to the Company obtaining insurance coverage in accordance with the terms of this Agreement. The Company acknowledges that Director currently holds similar positions with other companies and provides a variety of services to other companies and the Company agrees that Director may maintain such positions and any future positions (“Other Employment”), provided that such Other Employment shall not materially interfere with Director’s obligations under this Agreement. Director confirms that he will be able to devote sufficient time and attention to the Company as is reasonably necessary to fulfill his responsibilities as a director of the Company and that the Other Employment will not in any way impact Director’s independence. Exhibit 10.2

2 The parties hereto acknowledge and agree that Director is being engaged to serve as an independent director of the Company only and is not being engaged to serve, and shall not serve, the Company in any other capacity. Nothing in this Agreement is intended or shall be deemed to create any employment, partnership, agency or joint venture relationship between the parties or between Contractor or Director and the Company. Director acknowledges and agrees that, in Director’s capacity as a director of the Company, Director’s status at all times shall be that of an independent contractor. Each of Contractor and Director further acknowledges that the Company makes no warranties as to any tax consequences regarding payment of any amounts hereunder, specifically agrees that the determination of any tax liability or other consequences of any payment made hereunder are Contractor’s or Director’s (as applicable) sole and complete responsibility and that Contractor or Director (as applicable) will pay all taxes, if any, assessed on such payments under the applicable laws of any federal, state, local, foreign or other jurisdiction and, to the extent not so paid, will indemnify the Company for any taxes so assessed against the Company. Director also agrees that, during the Term, Director shall not be eligible to participate in any of the employee benefit plans or arrangements of the Company (including with respect to any severance or vacation). 3. COMPENSATION. During the Term, for all Services to be rendered by Director hereunder, and so long as Director remains a director of the Company, the Company agrees to pay, or cause to be paid, to Contractor, for the benefit of Director, a monthly fee of $25,000 per month (the “Monthly Fee”) in advance, which will be fully earned upon receipt; provided, however, that the Company shall pay the Monthly Fees corresponding to a period of no less than six (6) months after the Director has been duly appointed to the board, regardless of whether the Director’s Services end for any reason during that period or whether the Director’s successor, if any, has been duly elected and appointed to the board. 4. EXPENSES. In addition to the compensation provided in Section 3 hereof, the Company will reimburse Director for reasonable, documented out-of-pocket expenses that Director has incurred in regard to his provision of Services during the Term (the “Expenses”) including legal expenses associated with executing this Agreement. Such Expenses shall be reimbursed as soon as practicable following receipt by the Company of documentation from Director evidencing such Expenses, consistent with the Company’s policies relating to expense reimbursement as in effect from time to time. 5. CONFIDENTIALITY. The Company and Director each acknowledge that in order for Director to perform his duties as an independent Director of the Company, Director shall necessarily be obtaining access to certain confidential information concerning the Company and its affiliates, including, but not limited to business methods, information systems, financial data and strategic plans which are unique assets of the Company or its affiliates (“Confidential Information”). Director covenants that he shall not, either directly or indirectly, in any manner, utilize or disclose to any person, firm, corporation, association or other entity any Confidential Information, except (i) to the extent such Confidential Information (A) is generally known to the public, (B) was known to Director prior to its disclosure to Director by the Company, (C) was obtained by Director from a third party which, to Director’s knowledge, was not prohibited from disclosing such information to Director pursuant to any contractual, legal or fiduciary obligation, or (D) was independently derived by Director without any use of Confidential Information, or (ii) unless and to the extent that Director is required to disclose such Confidential Information under the terms of a subpoena or order issued by a court of competent jurisdiction or pursuant to applicable law; provided that Director must (A) if legally permissible, promptly provide written notice to the Company of the existence, terms and circumstances surrounding such a requirement to disclose prior to disclosure, so that the Company may seek an appropriate protective order, (B) cooperate with the Company in the Company’s efforts and at its cost to contest, object to, or limit such a request and (C) disclose only that portion of the Confidential Information that is legally required to be disclosed. This Section 5 shall continue in effect after Director has ceased acting as an independent director of the Company. 6. INDEMNIFICATION. (a) Certain Definitions. For purposes of this Section 6, the term:

3 “Expenses” means all expenses, amounts, costs, liabilities, losses, damages and other amounts (including, without limitation, attorneys’ and professional fees, retainers for attorneys and professional, expert and witness fees, disbursements and expenses of counsel and professionals, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by Director or on Director’s behalf in connection with a Proceeding. “Proceeding” means any alleged, threatened, pending, actual or completed action, suit, inquiry or proceeding, whether civil, criminal, administrative, or investigative, whether public or private, and, including any such alleged, threatened, pending, actual or completed action, suit, inquiry or proceeding by or in the right of the Company. (b) Indemnification. In the event that Director or Contractor was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any Proceeding by reason of the fact that Director or a person of whom Director is the legal representative was a Director of the Company and, whether the basis of such Proceeding is alleged action in an official capacity as a Director or in any other capacity while serving as a Director of the Company, the Company shall indemnify and hold harmless Director to the fullest extent authorized by Delaware law or any other applicable law or rule, but no less than to the extent set forth herein, against all Expenses; provided, however, that the Company shall indemnify Director only if Director provides prompt written notice of the Proceeding to the Company (failure to give prompt notice shall not relieve Company of its indemnification obligations hereunder unless it was materially prejudiced thereby); and provided, further, that the Company shall indemnify Director only if Director acted honestly and in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of authority conferred on Director by the Company’s Organizational Documents and with a view to the best interests of the Company and did not engage in fraud, gross negligence or willful misconduct and, in the case of criminal Proceedings, Director had no reasonable cause to believe his conduct was unlawful as determined by a court of competent jurisdiction; and provided, further, that the Company shall indemnify Director in connection with a Proceeding (or claim or part thereof) initiated by Director only if (i) such Proceeding is a suit or other action seeking to enforce Director’s right to advancement of expenses and/or indemnification under this Agreement or (ii) such Proceeding (or claim or part thereof) was authorized by the board of directors of the Company. (c) Presumptions. In the event that, under Delaware law, the entitlement of Director and/or Contractor to be indemnified hereunder shall depend upon whether Director shall have acted in good faith and in a manner Director reasonably believed to be in or not opposed to the best interests of the Company or without fraud, gross negligence and/or willful misconduct and with respect to criminal Proceedings, had no reasonable cause to believe Director’s conduct was unlawful, or shall have acted in accordance with some other defined standard of conduct, or whether fees and disbursements of counsel and other costs and amounts are reasonable, the burden of proof of establishing that Director is not entitled to indemnification because he has not acted in accordance with such standard and that such costs and amounts are unreasonable shall rest with the Company, and Director shall be presumed to be entitled to indemnification unless, and only unless, it shall be determined by a court of competent jurisdiction (after exhaustion or expiration of the time for filing of all appeals) that Director has not met such standard or, with respect to the amount of indemnification, that such costs and amounts are not reasonable (in which case Director shall be indemnified to the extent such costs and amounts are determined by such court to be reasonable). In addition, and without in any way limiting the provisions of this Section 6(c), Director shall be deemed to have acted in good faith and in a manner Director reasonably believed to be in or not opposed to the best interests of the Company (and not acted with gross negligence or willful misconduct) or, with respect to any criminal Proceeding to have had no reasonable cause to believe Director’s conduct was unlawful, if Director’s action is based on (i) information supplied to Director by the officers of the Company in the course of their duties, (ii) the advice of legal counsel for the Company or (iii) information or records given or reports made to the Company by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company.

4 The provisions of this Section 6(c) shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct, if applicable, under Delaware law. (d) Indemnification When Wholly or Partly Successful. Without limiting the scope of indemnification provided in Section 6(b), to the extent that Director or Contractor is a party to and is successful, on the merits or otherwise, in any Proceeding, Director and Contractor shall be indemnified to the maximum extent permitted by Delaware law against all Expenses. If Director or Contractor is not wholly successful in a Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Director and Contractor against all Expenses actually and reasonably incurred by Director or Contractor and on their behalf in connection with each successfully resolved claim, issue or matter, and shall otherwise indemnify Director and Contractor to the extent required by Section 6(b). All Expenses shall be presumed to have been incurred with respect to successfully resolved claims, issues and matters unless, and only unless (with the burden of proof being on the Company), it shall be determined by a court of competent jurisdiction (after exhaustion or expiration of the time for filing of all appeals) that a portion of such Expenses were incurred with respect to unsuccessfully resolved claims, issues or matters. For purposes of this Section 6(d) and without limitation, the termination of any claim, issue or matter in any Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter. (e) Suit to Recover Indemnification. If a claim under Section 6(b) or Section 6(h) of this Agreement is not paid in full by the Company within thirty days after a written claim has been received by the Company, Director or Contractor may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. It shall be a defense to any such suit (other than a suit brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking has been tendered to the Company) that Director has not met the standards of conduct, if applicable, which make it permissible under Delaware law and the terms of this Agreement for the Company to indemnify Director and Contractor for the amount claimed, but the burden of proving such defense and its applicability shall be on the Company. Neither the failure of the Company (including its board of directors or equity holders) to have made a determination prior to the commencement of such suit that indemnification of Director or Contractor is proper in the circumstances because Director has met the standard of conduct, if applicable, under Delaware law and the terms of this Agreement, nor an actual determination by the Company (including its board of directors or equity holders) that Director has not met such applicable standard of conduct, shall be a defense to the suit or create a presumption that Director has not met the applicable standard of conduct. The expenses incurred by Director or Contractor in bringing such suit (whether or not Director or Contractor is successful) shall be paid by the Company unless a court of competent jurisdiction determines that each of the material assertions made by Director or Contractor in such suit was not made in good faith. (f) Rights Not Exclusive; Rights Continue. The right to indemnification and the payment of expenses incurred in defending any Proceeding in advance of its final disposition conferred in this Agreement shall not be exclusive of, or limit in any manner whatsoever, any other right which Director or Contractor may have or hereafter acquire under any statute, provision of the Organizational Documents, agreement, vote of equity holders or otherwise. The indemnification, expense advancement and other rights of Director and Contractor herein shall continue after Director ceases to be an independent Director for so long as Director or Contractor may be subject to any possible claim for which he would be entitled to indemnification under this Agreement or otherwise as a matter of law, and shall not be amended, modified, terminated, revoked or otherwise altered without Director’s prior written consent. (g) Insurance. The Company or one of its affiliates (which, in the case of an affiliate, shall include coverage of directors of the Company) shall obtain and/or maintain insurance to protect the Company and any Director or trustee of the Company against any expense, liability or loss, including customary director and officer insurance acceptable to the Director in form and amounts, which shall include both an annual policy commencing at the start of the Term and a tail policy to protect Director for a period of no less than 5 additional years. Director shall have the right to receive a copy of any policy for such insurance upon request.

5 (h) Advancement of Defense Costs. Notwithstanding anything in the Organizational Documents to the contrary, the Company shall also promptly pay Director and Contractor the expenses actually and reasonably incurred in defending any Proceeding as incurred and in advance of its final disposition without requiring any preliminary determination of the ultimate entitlement of Director or Contractor to indemnification; provided, however, the payment of such expenses so incurred by Director or Contractor in advance of the final disposition of any Proceeding shall be made only upon delivery to the Company of an unsecured undertaking reasonably acceptable to the Company by or on behalf of Director, to repay (without interest) all amounts so advanced if it shall ultimately be determined that Director or Contractor is not entitled to be indemnified under this Agreement. (i) Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Director and Contractor, who shall, at the Company’s expense, execute all papers required and take all action necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights. (j) No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Proceeding against Director or Contractor to the extent Director or Contractor has otherwise actually received payment (under any insurance policy, contract, agreement, the Organizational Documents, or otherwise) of the amounts otherwise indemnifiable hereunder. (k) Contribution. If the indemnification provided in Section 6(b) and the advancement provided in Section 6(h) should under Delaware law be unenforceable or insufficient to hold Director and Contractor harmless in respect of any and all Expenses with respect to any Proceeding, then the Company shall, subject to the provisions of this Section 6(k) and for purposes of this Section 6(k) only, upon written notice from Director or Contractor, be treated as if it were a party who is or was threatened to be made a party to such Proceeding (if not already a party), and the Company shall contribute to Director or Contractor the amount of Expenses incurred by Director and Contractor in such proportion as is appropriate to reflect the relative benefits accruing to the Company and all of its directors, trustees, officers, employees and agents (other than Director) treated as one entity on the one hand, and Director on the other, which arose out of the event(s) underlying such Proceeding, and the relative fault of the Company and all of its directors, trustees, officers, employees and agents (other than Director) treated as one entity on the one hand, and Director on the other, in connection with such event(s), as well as any other relevant equitable considerations. No provision of this Section 6(k) shall: (i) operate to create a right of contribution in favor of Director or Contractor if it is judicially determined that, with respect to any Proceeding, Director engaged in willful misconduct or (ii) limit Director’s rights to indemnification and advancement of Expenses, whether under this Agreement or otherwise. The Company shall not enter into any settlement of any Proceeding in which the Company is jointly liable with Director (or would be if joined in such Proceeding) unless such settlement provides for a full and final release of all claims asserted against Director and does not contain an admission of wrongdoing by Director. Director shall not enter into any settlement of any Proceeding which may be subject to indemnification hereunder without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed). The Company shall have the right to control the defense of any Proceeding for which indemnification may be sought hereunder with counsel reasonably acceptable to Director. 7. MISCELLANEOUS. Contractor confirms that the execution and performance of this Agreement shall not be in violation of any agreement or obligation (whether or not written) that Director may have with or to any person or entity. In the event Contractor knows or has reason to know that any of the statements made herein is not true or will not be true in the future, Contractor shall immediately report such finding to the Company. Contractor hereby acknowledges and agrees that this Agreement shall be an obligation solely of the Company and no other party is a beneficiary hereunder.

6 8. INFORMATION. The Company shall provide Director with all information provided to other directors of the Company at such times as such information is provided to such other directors; any information reasonably requested by Director; quarterly financial information following the end of each fiscal quarter as soon as practicable, but no later than 60 days after, and shall make its management available to discuss the business and operations of the Company as soon as practicable upon Director’s reasonable request. 9. EFFECT OF WAIVER. The waiver by either party of the breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof. No waiver shall be deemed effective until signed by the parties. Each waiver shall be limited and no waiver shall be construed as a continuing waiver. 10. GOVERNING LAW. This Agreement shall be interpreted in accordance with, and the rights of the parties hereto shall be determined by, the laws of the state of Delaware without reference to its conflicts of laws principles. 11. ASSIGNMENT. The rights and benefits of the Company under this Agreement shall not be transferable except by operation of law without Contractor’s prior written consent, and all the covenants and agreements hereunder shall inure to the benefit of, and be enforceable by or against, its successors and assigns. The duties and obligations of Contractor and in arranging for Director to provide Services under this Agreement are personal and therefore Contractor may not assign any right or duty under this Agreement without the prior written consent of the Company. 12. BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by each of the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), heirs and personal legal representatives, provided that the Company shall remain liable hereunder until the successor entity complies with the following sentence. The Company shall require and cause any successor (whether direct or indirect, and whether by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Company, by written agreement in form and substance reasonably satisfactory to Contractor, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. 13. SEVERABILITY; HEADINGS. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid as applied to any fact or circumstance, it shall be modified by the minimum amount necessary to render it valid, and any such invalidity shall not affect any other provision, or the same provision as applied to any other fact or circumstance. The headings used in this Agreement are for convenience only and shall not be construed to limit or define the scope of any Section or provision. 14. COUNTERPARTS; AMENDMENT. This Agreement may be executed in one or more counterparts, each of which shall be considered one and the same agreement. No amendment, modification, or waiver to this Agreement shall be effective unless in writing signed by each of the parties hereto. [Signature page follows]

The parties hereto have caused this Agreement to be executed on the date first above written. Tricida, Inc. By:_/s/ Robert McKague_____________ Robert McKague, Executive Vice President, General Counsel, & Chief Compliance Officer Auburndale Advisors LLC By: /s/ Thomas G. FitzGerald Thomas G. FitzGerald, Sole Member